Legal proceedings	12 Months Ended
Dec. 31, 2022
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Legal proceedings
47. Legal proceedings

The Group is involved in significant legal and administrative proceedings, principally product liability, intellectual property, tax, anti-trust, consumer fraud and governmental investigations. The most significant of these matters, other than tax matters, are described below. The Group makes provision for these proceedings on a regular basis as summarised in Note 2, ‘Accounting principles and policies’ and Note 32, ‘Other provisions’. Note 2 also describes when disclosure is made of proceedings for which there is no provision. Legal expenses incurred and provisions related to legal claims are charged to selling, general and administration costs. The Group does not believe that information about the amount sought by plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law.
At 31 December 2022, the Group’s aggregate provision for legal and other disputes (not including tax matters described in Note 14, ‘Taxation’) was £218 million. There can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed by a material amount the amount of the provisions reported in the Group’s financial statements. If this were to happen, it could have a material adverse impact on the results of operations of the Group in the reporting period in which the judgements are incurred or the settlements entered into.
Intellectual property
Intellectual property claims include challenges to the validity and enforceability of the Group’s patents on various products or processes as well as assertions of non-infringement
of those patents. A loss in any of these cases could result in loss of patent protection for the product at issue. The consequences of any such loss could be a significant decrease in sales of that product and could materially affect future results of operations for the Group.
Coreg
In 2014, GSK initiated suit against Teva for inducing infringement of its patent relating to the use of carvedilol (
Coreg
) in decreasing mortality caused by congestive heart failure. In June 2017, the case proceeded to a jury trial in the US District Court for the District of Delaware. The jury returned a verdict in GSK’s favour, awarding GSK lost profits and reasonable royalties for a total award of $235.51 million. On 29 March 2018, the trial judge ruled on post-trial motions filed by Teva and found that substantial evidence at trial did not support the jury’s finding of induced infringement, overturning the jury award. GSK appealed, and on 2 October 2020, a divided panel of the Court of Appeals for the Federal Circuit reversed the district court’s ruling and reinstated the jury award in GSK’s favour.
On 2 December 2020, Teva filed a petition for rehearing en banc. The court granted Teva’s petition, but only for a rehearing by the three-member panel that issued the original decision. On 5 August 2021, the original panel issued its rehearing opinion where the majority again reinstated the jury’s damages award of $235.51 million in GSK’s favour.
Teva again filed a petition for rehearing en banc which was rejected by the Court of Appeals for the Federal Circuit on 11 February 2022. On 11 July 2022, Teva filed a petition for writ of certiorari with the Supreme Court of the United States seeking to overturn the Federal Court decision. On 3 October 2022, the Supreme Court invited the United States Solicitor General to file briefs expressing the views of the United States.
Dolutegravir Proceedings
– Tivicay/Triumeq
In September 2021, ViiV Healthcare received a paragraph IV letter from Lupin relating to the
Tivicay
5mg dosage for oral suspension, challenging only the crystal form patent. On 2 November 2021, ViiV Healthcare filed suit against Lupin in the US District Court for the District of Delaware. No trial date has yet been set.
– Dovato
In September 2019, ViiV Healthcare received a paragraph IV letter from Cipla relating to
Dovato
and challenging only the crystal form patent. On 4 November 2019, ViiV Healthcare filed suit against Cipla in the US District Court for the District of Delaware. A settlement has been reached in the case.
– Juluca
In January 2020, ViiV Healthcare received a paragraph IV letter from Lupin relating to
Juluca
and challenging the crystal form patent as well as a patent relating to the combination of dolutegravir and rilpivirine that expires on 24 January 2031. On 28 February 2020, ViiV Healthcare filed suit against Lupin on both patents. A settlement has been reached with Lupin. Additionally, on 12 June 2020, Cipla sent ViiV Healthcare a paragraph IV letter related to
Juluca
, and on 22 July 2020, ViiV Healthcare filed suit against Cipla in federal court in Delaware. The court has not set a trial date.
Product liability
The Group is currently a defendant in a number of product liability lawsuits.
Avandia
There are two pending US class actions brought by third-party payers which assert claims under the Racketeer Influenced and Corrupt Organizations Act (RICO) and state consumer protection laws. In December 2019, the Third Circuit Court of Appeals reversed the summary judgements granted in favour of the Group and remanded the third-party payer cases back to district court. Discovery is underway in the district court but no trial dates have yet been set. It is possible that a class certification hearing will be held in 2023.
Zantac
In 2019, the Group was contacted by several regulatory authorities regarding the detection of
N-Nitroso-dimethylamine
(NDMA) in
Zantac
(ranitidine) products. Based on information available at the time and correspondence with regulators, the Group made the decision to suspend the release, distribution and supply of all dose forms of
Zantac
to all markets pending the outcome of the ongoing tests and investigations. Also, as a precautionary action, the Group made the decision to initiate a voluntary pharmacy/retail level recall of
Zantac
products globally.
On 30 April 2020, the European Medicines Agency (EMA) recommended the suspension of ranitidine medicines. Following the publication of the EMA’s recommendation, the Company communicated a decision not to re-enter
the market. In the US, FDA requested that all manufacturers withdraw ranitidine products from the market.
The Group has been named as a defendant in approximately 4,500 personal injury cases in US state courts and the federal Zantac Multidistrict Litigation (MDL) court proceeding in the Southern District of Florida. There are approximately 84,000 plaintiffs named in these cases. A significant majority of these plaintiffs were named in a series of multi-plaintiff complaints filed in Delaware state court and most of these plaintiffs were previously in the MDL Census Registry. They were removed because they allege a cancer other than the 5 cancers being pursued by the MDL plaintiffs. In the MDL, plaintiffs originally identified 10 different types of cancers they wished to pursue. Plaintiffs subsequently dropped 5 of the 10 cancers, and proceeded only as to bladder, esophageal, gastric, liver, and pancreatic cancers, although plaintiffs in state courts continue to pursue claims beyond the 5 designated cancers. There are 46,697 unfiled claims relating to the Group and other co-defendants
(32,970 mapped to the Group) concerning the 5 designated cancers in the MDL Census Registry. There are also over 2,000 California state court cases subject to an agreement between the Group and the plaintiffs which suspends the statute of limitations to allow the plaintiffs to bring their claims at a later date. These filed and unfiled counts are subject to change.
On 6 December 2022, the court presiding over the federal MDL proceeding granted Defendants’ Daubert motions, finding that Plaintiffs’ experts’ causation opinions regarding whether
Zantac
can cause the five cancers at issue in the MDL (liver, bladder, pancreatic, esophageal, and stomach) are unreliable and thus inadmissible. Without expert causation opinions, the MDL Court granted summary judgment to GSK and the other brand defendants. The MDL Court found that “there is no scientist outside this litigation who concluded ranitidine causes cancer, and the plaintiffs’ scientists within this litigation systemically utilized unreliable methodologies,” and failed to use “consistent, objective, science-based standards for the even-handed evaluation of data.” This ruling effectively dismissed approximately 2,200 filed cases in the MDL and is binding on all of the claims in the Census Registry. Plaintiffs have indicated they will appeal the MDL decision.
In the California
Zantac
litigation Cases JCCP 5150 (JCCP), the Court held a Sargon hearing regarding the admissibility of expert witness testimony, including the testimony of general and specific causation expert witnesses, for the first bellwether trial. The hearing occurred over a four-day period in February and March 2023. The first bellwether trial, which is a bladder cancer case, was expected to start on 27 February 2023 in the California JCCP, however the Court has moved the trial date to 24 July 2023. Three other California bellwether trials have been scheduled for May, August and October 2023, although these dates are likely to be extended as well.
The Illinois Supreme Court recently consolidated all Illinois ranitidine cases in Cook County for pretrial proceedings with trial dates to be set at a later date, including the previously scheduled Madison County trial.
Beyond the personal injury actions, class actions alleging economic injury and a third-party payer class action also have been filed in federal court. Plaintiffs have moved to stay the class actions pending appeal of the Daubert ruling. Defendants oppose the request for stay and are asking the Court to dismiss the class actions. Outside the US, there are seven class actions pending against the Group in Canada, along with a class action in Israel.
Given the complex ownership and marketing of
Zantac
prescription and
over-the-counter
(OTC) medicine over many years, numerous claims involve several defendants. As a result, some defendants have served one another, including the Group, with notice of potential indemnification claims about possible liabilities connected particularly with
Zantac
OTC. Given the early stage of the proceedings, the Group cannot meaningfully assess what liability, if any, it may have, nor can it meaningfully assess the liability of other parties under relevant indemnification provisions.
In addition, on 20 March 2020, the Department of Justice (DOJ) sent the Group notice of a civil investigation it had opened into allegations of False Claims Act violations by the Group related to
Zantac
. On 18 June 2020, the DOJ served a Civil Investigative Demand on the Group, formalizing its request for documents. On the same day, the New Mexico Attorney General filed a lawsuit against multiple defendants, including the Group, alleging violations of state consumer protection and false advertising statutes, among other claims.
Zofran
The Group was a defendant in over 400 product liability cases involving
Zofran
pending in a Multidistrict Litigation (MDL) proceeding in the District of Massachusetts. The cases alleged that children suffered birth defects due to their mothers’ ingestion of
Zofran
and/or generic ondansetron for pregnancy- related nausea and vomiting. Plaintiffs asserted that the Group sold
Zofran
knowing it was unsafe for pregnant women, failed to warn of the risks and illegally marketed
Zofran
“off-label”
for use by pregnant women.
On 1 June 2021, the MDL Court granted the Group’s motion for summary judgment on federal pre-emption
grounds. The Court found that the FDA was fully informed of all relevant safety information regarding
Zofran
and had repeatedly rejected any attempt to add a birth defect warning to the label. At that time, the Court granted judgment for the Group in all cases pending in the MDL (approximately 431 cases) and closed the MDL proceeding. Plaintiffs appealed this decision and, on 9 January 2023, the United States Court of Appeals for the First Circuit affirmed the district court’s decision in favour of the Group.
There remains one state court case and four proposed class actions in Canada.
Sales and marketing and regulation
The Group’s marketing and promotion of its Pharmaceutical and Vaccine products are the subject of certain governmental investigations and private lawsuits brought by litigants under various theories of law.
GSK Korea – Proceedings under Fair Trade Laws
In August 2020, GSK Korea was indicted under Korea’s Monopoly Regulation and Fair Trade laws in relation to government tenders of HPV (
Cervarix
) and PCV (
Synflorix
) vaccines in 2018 and 2019. The prosecutor alleged that GSK Korea, through the actions of at least one of its employees, interfered with the tender process under the National Immunisation Programme by using “straw bidders.”
A former GSK Korea employee was also charged in his individual capacity by the prosecutor in relation to the same matter. Further, a number of wholesalers are co-defendants
in the proceedings. On 1 February 2023, the court rendered a guilty verdict in respect of all defendants. GSK Korea was fined KRW 70 million which is approximately £45,000. Appeal proceedings are ongoing.
The Korea Fair Trade Commission also has commenced proceedings regarding the same matter. GSK Korea is cooperating with the authorities on these matters.
Anti-trust/competition
Certain governmental actions and private lawsuits have been brought against the Group alleging violation of competition or anti-trust laws.
Lamictal
Purported classes of direct purchasers filed suit in the US District Court for the District of New Jersey alleging that the Group and Teva Pharmaceuticals unlawfully conspired to delay generic competition for
Lamictal
, resulting in overcharges to the purchasers, by entering into an allegedly anti-competitive reverse payment settlement to resolve patent infringement litigation. A separate count accuses the Group of monopolising the market.
On 13 December 2018, the trial judge granted plaintiffs’ class certification motion, certifying a class of direct purchasers. The Group filed a Rule 23(f) motion in the Court of Appeals for the Third Circuit, challenging the class certification decision. On 22 April 2020, the Court of Appeals vacated the lower court’s grant of class certification and remanded the issue back to the lower court for further analysis.
On 9 October 2020, the district court heard argument on plaintiffs’ renewed motion for class certification after remand. On 9 April 2021, the district court denied Plaintiffs’ motion for class certification of the putative direct purchaser class, leaving a potential class of brand-only purchasers. Plaintiffs moved to supplement their expert report and seek additional discovery to support the addition of certain generic purchasers. On 21 January 2022, the district court denied Plaintiffs’ motion to supplement their expert report and seek additional discovery and held that the issue of generic purchasers had already been decided and denied in the court’s ruling on decertification. The parties have conducted briefing on class certification as to the remaining brand-only purchasers, with plaintiffs also seeking to add a smaller category of purchasers.
On 1 February 2023, the district court denied Plaintiffs’ renewed class certification motion. A follow-on
complaint was filed in the US District Court for the Eastern District of Pennsylvania on 2 February 2023 by a group of alleged purchasers.
Commercial and corporate
The Group is involved in certain contractual and/or commercial disputes.
Zejula
Royalty Dispute
In October 2012, Tesaro, Inc. (now a wholly owned subsidiary of GSK) entered into two worldwide patent license agreements with AstraZeneca UK Limited related to niraparib (later approved as
Zejula
). In May 2021, AstraZeneca filed a lawsuit against Tesaro in the High Court, England and Wales alleging that Tesaro failed to pay some of the royalties due under the license agreements. Tesaro has counterclaimed based on a calculated overpayment. A trial is scheduled for March 2023.